Prospectus Supplement
John Hancock Funds II
John Hancock Multimanager Lifestyle Balanced Portfolio (the fund)
Supplement dated July 17, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective immediately, the “Calendar year total returns” bar chart included under “Past performance” in the fund’s Summary Prospectus is replaced in its entirety with the following:
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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